MFS(R) MUNICIPAL HIGH INCOME FUND

                      Supplement to the Current Prospectus



Effective February 17, 2004, the Portfolio Manager section of the prospectus is hereby restated as follows:

The fund is managed by Geoffrey L. Schechter, an MFS Senior Vice President. Mr. Schechter has been the fund's portfolio manager since August 2002 and has been employed in the MFS investment management area since 1993.

               The date of this Supplement is February 25, 2004.